SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): July 25, 2000


                          ALLIANCE FINANCIAL COPORATION
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             (Exact name of registrant as specified in its charter)


             New York                                    0-15366                                16-1276885
------------------------------------        ----------------------------------        --------------------------------
  (State or Other Jurisdiction of               (Commission File Number)                     (I.R.S. Employer
          Incorporation)                                                                    Identification No.)


              65 Main Street, P.O. Box 5430, Cortland, New York                                 13045-5430
------------------------------------------------------------------------------        --------------------------------
                  (Address of Principal Executive Offices)                                      (Zip code)

                                  607-756-2831
                                  ------------
              (Registrant's Telephone Number, Including Area Code)



--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

         On July 25, 2000, Alliance Financial Corporation, a New York corporation (the "Registrant"), issued a press release to announce that its Board of Directors authorized the Registrant to repurchase up to an aggregate of 300,000 shares of its common stock, par value $1.00 per share. The full text of such press release is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      EXHIBITS

                 EXHIBIT NO.                      DESCRIPTION
                 -----------                      -----------


                    99.1              Press Release, dated July 24, 2000, of the
                                      Registrant

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ALLIANCE FINANCIAL CORPORATION


Date: August 30, 2000           By:  /s/ David R. Alvord
      ---------------                -------------------------------------------
                                     Name: David R. Alvord
                                     Title: President